SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) Rule 14a-12

                              EQUUS II INCORPORATED
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

      PATRICK M. CAHILL, 2929 ALLEN PARKWAY, SUITE 2500, HOUSTON, TX 77019
      --------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

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2)    Form, Schedule, or Registration Statement No.:

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4)    Date Filed:

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
                              EQUUS II INCORPORATED
                         2929 ALLEN PARKWAY, SUITE 2500
                              HOUSTON, TEXAS 77019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME                   9:30 a.m. Houston time on Tuesday, May 9, 2000

PLACE                  Meeting Room No.1, Ground Level,
                       Wortham Tower
                       2727 Allen Parkway
                       Houston, Texas 77019

ITEMS OF BUSINESS      1.  To elect eight members to the Board of Directors for
                           the ensuing year

                       2. To ratify the Board of Directors' appointment of Arthur Andersen LLP as the Fund's independent auditors for the fiscal year ending December 31, 2000

                       3. To transact such other business as may properly come before the meeting

RECORD DATE            You are entitled to vote if you were a stockholder at the
                       close of business on March 24, 2000.

VOTING BY PROXY        Please submit a proxy as soon as possible so that your
                       shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) by telephone (2) by internet or (3) by mail. For specific instructions, please refer to the Questions and Answers, beginning on page 1 of this proxy statement and the instructions on the proxy card.

                                      By order of the Board of Directors,



                                      TRACY H. COHEN
                                      SECRETARY

This proxy statement and accompanying proxy card are being distributed on or about April 7, 2000.

                              EQUUS II INCORPORATED
                         2929 ALLEN PARKWAY, SUITE 2500
                              HOUSTON, TEXAS 77019

                              --------------------
                                 PROXY STATEMENT
                              --------------------

      This Proxy Statement is furnished to the stockholders of Equus II Incorporated ("EQS" or the "Fund"), in connection with the solicitation by its Board of Directors of proxies to be voted at the 2000 Annual Meeting of Stockholders to be held on Tuesday, May 9, 2000, at 9:30 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any adjournment thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Fund's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Fund's independent auditors. In addition, the Fund's management will report on the performance of the Fund during 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

      Only stockholders of record at the close of business on the record date, March 24, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders on the record date will be available for inspection at the Fund's office at 2929 Allen Parkway, Suite 2500, Houston, Texas for 10 days before the meeting.

WHO CAN ATTEND THE MEETING?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

      Parking is available at local garages; the fee for parking is $.75 per half hour.

WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,698,600 shares of common stock of the Fund were outstanding. Proxies received but marked as abstentions and broker non-votes that are voted on any matter will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Fund, it will be voted as you direct. If you are a registered stockholder (that is, if you hold your stock in your own name), and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

      If you are a registered stockholder you may vote by telephone, via the internet, or by following the instructions included with your proxy card. If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone or electronically.

      The instructions for registered shareholders voting by telephone or internet are as follows:

      TELEPHONIC VOTING

            Shareholders who vote telephonically will dial 1-800-PROXIES. After entering the control number the shareholder will hear the name of the company and will be offered the option to vote for all of Management's recommendations or to vote on each proposal individually.

            Proposals are referred to by proposal number (as shown on the proxy card) and the proposal for the Election of Directors will be Proposal #1. After voting on each proposal, the shareholder is asked to confirm the vote.

      INTERNET VOTING

            Shareholders who vote via the internet will access www.voteproxy.com. The number of accesses per control number per day is limited to 5.

            After entering the control number the shareholder will be offered the option to vote for all Management's recommendations or to vote on each proposal individually. The text of each proposal and the name of each nominee are displayed exactly as they appear on the proxy card.

            After the voting process is completed, the shareholder is shown how he/she voted and is given the opportunity to change the vote. The shareholder is also given the option of receiving confirmation of the vote via e-mail and is asked to supply the e-mail address.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Where a choice is specified on any proxy card as to the vote on any matter to come before the Annual Meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

      o FOR election of the nominated slate of directors (see page 5); and

      o FOR ratification of the appointment of Arthur Andersen LLP as the Fund's independent auditors (see page 16).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted in favor of or against such matter, although it will be counted as votes for purposes of determining whether there is a quorum.

      If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

      The cost of soliciting proxies will be paid by the Fund. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. The solicitation of proxies will be by mail, telephone, or otherwise through the officers and regular employees of the Fund or Equus Capital Management Company, the Fund's investment advisor (the "Management Company"), without special compensation therefor.

WHO ARE THE LARGEST OWNERS OF THE FUND'S STOCK?

      Other than Sam P. Douglass, Chairman of the Board and Chief Executive Officer of the Fund, and Nolan Lehmann, President of the Fund and their affiliates, the Fund knows of no single person or group that is the beneficial owner of more than 5% of the outstanding shares of EQS Common Stock. The directors and officers of EQS, as a group, beneficially own (including currently exercisable stock options) approximately 24.8% of the shares of EQS Common Stock.

HOW MUCH STOCK DO THE FUND'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

      The table on page 13 shows the amount of common stock of the Fund beneficially owned by the Fund's directors, the executive officers of the Fund named in the Summary Compensation Table and the directors and executive officers of the Fund as a group. The directors and officers of EQS, as a group, beneficially own (including currently exercisable stock options) approximately 24.8% of the shares of EQS Common Stock.

                        PROPOSAL 1. ELECTION OF DIRECTORS


      Article III, Section 3.2 of the By-laws of the Fund currently provides for a minimum of three and a maximum of fifteen directors (a majority of whom must be independent directors). There are currently eight directors, including five independent directors (i.e. directors who are not "interested persons" as defined in the Investment Company Act). The nominees receiving an affirmative vote of a plurality of the shares entitled to vote and present, either in person or by proxy, at the Annual Meeting, will be elected as members of the Board. All of the elected directors will serve until their respective successors have been duly elected and qualified or until they resign, die or are removed from office.

      The persons named as proxies in the enclosed form of proxy were selected by the Board, and have advised the Board that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of Sam P. Douglass, Gregory J. Flanagan, Robert L. Knauss, Nolan Lehmann, Gary R. Petersen, John W. Storms, Dr. Francis D. Tuggle, and Dr. Edward
E. Williams. All of the nominees are current members of the Board, five of whom are independent directors (Messrs. Flanagan, Knauss, Petersen, Storms, and Dr. Tuggle). All of the nominees have consented to their nomination and will serve if elected to the Board.

      The Board knows of no reason why any nominee for director would be unable to serve as a director. If at the time of the Annual Meeting any of the named nominees are unable or unwilling to serve as directors of the Fund, the persons named as proxies intend to vote for such substitutes as may be nominated by the Board.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR.

NOMINEES FOR DIRECTOR
                                                                  DIRECTOR
      NAME AND OCCUPATION                       AGE                SINCE
      --------------------                      ---                -----

SAM P. DOUGLASS* .............................  67                 1991
Chairman of the Board and Chief Executive
Officer of the Fund and the Management Company.

GREGORY J. FLANAGAN (1)(3)(4)(5)..............  54                 1992
Vice President of Arthur J. Gallagher & Co.

ROBERT L. KNAUSS (1)(2)(4)(5).................  69                 1991
Chairman of the Board of Philip Services
Corp and Baltic International USA, Inc.

NOLAN LEHMANN* ...............................  55                 1991
President of the Fund and the Management
Company.

GARY R. PETERSEN (1)(2)(4)(5) ................  53                 1994
Managing Director of EnCap Investments, L. C.

JOHN W. STORMS (1)(3)(4)(5)...................  55                 1991
Managing General Partner of Storms & Critz,
Certified Public Accountants.

DR. FRANCIS D. TUGGLE (1)(4)(5) ..............  57                 1991
Professor at the Kogod College of Business
Administration at American University.

DR. EDWARD E. WILLIAMS (2)(3)* ...............  54                 1992
Henry Gardiner Symonds Professor and Director of the Entrepreneurship Program of the Jesse
H. Jones Graduate School of Management at
Rice University.

*     "Interested Person" as defined in the Investment Company Act.
(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of Committee to Study Methods for the Enhancement of Shareholder
      Value.
(4)   Member of Nominating Committee.
(5)   Member of the Committee of the Independent Directors

      Sam P. Douglass has been Chairman of the Board and Chief Executive Officer of the Fund since August 1991. Mr. Douglass also has been Chairman of the Board and Chief Executive Officer of the Management Company since 1983. Since December 1978, he has served as Chairman and Chief Executive Officer of Equus Corporation International ("ECI"), a privately-owned corporation engaged in a variety of investment activities. Mr. Douglass is a director of Advanced Technical Products, Inc. He is also a director of GCS RE, Inc. and VRPI Spin Off, Inc., which are privately-owned companies in which the Fund has an investment. Mr. Douglass is a licensed attorney.

      Gregory J. Flanagan has been a director of the Fund since October 1992. He has been a Vice President of Arthur J. Gallagher since January 1997. He was a Vice President and Regional Director of Alexander & Alexander, Inc. from December 1993 to January 1997 and was Senior Vice President from March 1990 to December 1993. He was President of Bank of Oklahoma, N.A. from September 1986 to February 1990.

      Robert L. Knauss has been a director of the Fund since October 1991 and was an Independent General Partner of the Fund's predecessor from its inception in 1987. He has been Chairman and Chief Executive Officer of Baltic International USA, Inc. since January 1994 and Chairman of the Board of Directors of Philip Services Corp since May 1998. He was Dean and Distinguished University Professor of Law at the University of Houston Law Center from 1981 to 1993. He also serves as a director of The Mexico Fund, Inc.

      Nolan Lehmann has been President and a director of the Fund since August 1991. Mr. Lehmann has been President and a director of the Management Company since 1983. Mr. Lehmann is also a director of Allied Waste Industries, Inc., Drypers Corporation and Paracelsus Healthcare Corporation. In addition, he serves as a director of eight of the privately-owned companies in which the Fund has an investment. Mr. Lehmann is a certified public accountant.

      Gary R. Petersen has been a director of the Fund since November 1994. He has been a managing director of EnCap Investments, L. C. since 1989. EnCap has been a wholly-owned subsidiary of El Paso Energy Corporation since March 1999. Mr. Petersen had previously served as Senior Vice President and Manager of the Corporate Finance Division of the Energy Banking Group for RepublicBank Corporation from 1985 to 1988. He is also a director of Harken Energy Corporation, Nuevo Energy, Inc., and Energy Capital Investment Company.

      John W. Storms has been a director of the Fund since October 1991 and was an Independent General Partner of the Fund's predecessor from its inception in 1987. He has been the Managing General Partner of Storms & Critz, Certified Public Accountants since May of 1988. Mr. Storms is a certified public accountant.

      Dr. Francis D. Tuggle has been a director of the Fund since October 1991 and was an Independent General Partner of the Fund's predecessor from its inception in 1987. He has been a Professor at the Kogod College of Business Administration at American University since July 1990 where he was Dean from July 1990 to June 1996. From 1981 to 1990, he was the Jesse H. Jones Professor of Management at the Jesse H. Jones Graduate School of Administration of Rice University.

      Dr. Edward E. Williams has been a director of the Fund since October 1992 and was a director of Equus Capital Corporation, a Delaware corporation and wholly owned subsidiary of the Management Company ("ECC"), from March 1987 to June 1995. Since 1982, he has been the Henry Gardiner Symonds Professor and the Director of the Entrepreneurship Program of the Jesse H. Jones Graduate School of Management at Rice University. Dr. Williams is Manager of First Texas Venture Capital, a limited liability company, which was a former stockholder of ECC. Dr. Williams is also a director of Service Corporation International and serves on its investment committee. Dr. Williams is also a director of VRPI Spin Off, Inc., a privately-owned company in which the Fund has an investment.

      There is no family relationship between any director, executive officer or person nominated or selected by the Board to become a director or executive officer.

WHAT ARE THE DUTIES OF THE BOARD OF DIRECTORS?

      The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act, the Fund's Restated Certificate of Incorporation or By-laws require that the actions be approved by a majority of the independent directors. The Investment Company Act requires that a majority of the directors be individuals who are not "interested persons" (as defined in the Investment Company Act) of the Fund.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

      The Board has five committees: an Audit Committee, a Committee of the Independent Directors, a Compensation Committee, a Nominating Committee, and a Committee to Study Methods for the Enhancement of Shareholder Value. The Board has no other standing committees.

      The members of the Audit Committee are Messrs. Flanagan, Knauss, Petersen and Storms and Dr. Tuggle, all of whom are independent directors. The functions of the Audit Committee are to: make recommendations to the full Board regarding the engagement or discharge of independent accountants; direct and supervise investigations of matters within the scope of the independent accountants' duties; review with the independent accountants the audit plan and results of the audit; approve each professional service provided by the independent accountants prior to the performance of such service; consider the range of audit and nonaudit fees; and review the adequacy of the Fund's system of internal accounting controls.

      The members of the Committee of the Independent Directors are Messrs. Flanagan, Knauss, Petersen and Storms and Dr. Tuggle, the Fund's independent directors. The functions of the Committee of the Independent Directors are to: recommend to the full Board approval of any management, advisory, or administration agreements; recommend to the full Board any underwriting or distribution agreements; review the fidelity bond and premium allocation; review any joint insurance policies and premium allocation; review and monitor the Fund's compliance with procedures adopted pursuant to certain rules promulgated under the Investment Company Act; and carry out such other duties as the independent directors shall, from time to time, conclude are necessary in the performance of their duties under the Investment Company Act.

      The members of the Compensation Committee are Messrs. Knauss and Petersen and Dr. Williams. The function of the Compensation Committee is to determine and issue stock options for officers of the Fund under the Equus II Incorporated 1997 Stock Incentive Plan (the "Plan"), which is the only form of compensation paid by the Fund to its officers for serving as such.

      The members of the Nominating Committee are Messrs. Flanagan, Knauss, Petersen and Storms and Dr. Tuggle. The function of the Nominating Committee is to select individuals for nomination to the Board of Directors of the Fund.

      The members of the Committee to Study Methods for the Enhancement of Shareholder Value are Messrs. Flanagan, Storms and Dr. Williams. The function of the Committee to Study Methods for the Enhancement of Shareholder Value is to recommend to the Board plans and actions which might increase the value at which the EQS Common Stock trades on the New York Stock Exchange.

HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET DURING 1999?

      During 1999, the Board met in person seven times (including the Annual Meeting) and held two telephone conferences, the Audit Committee held three meetings, the Compensation Committee held one meeting and the Committee to Study Methods for the Enhancement of Shareholder Value held two meetings. The Committee of the Independent Directors and Nominating Committee met as needed at regularly scheduled Board Meetings. All directors attended more than 75% of the meetings held by the Board or the committees of the Board on which they served.

      The Restated Certificate of Incorporation and By-laws of the Fund provide for the indemnification of the Fund's directors in connection with their activities as directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

      Directors who are officers of the Fund receive no remuneration from the Fund. Each director who is not an officer of the Fund receives from the Fund an annual fee of $25,000, $3,000 for each meeting of the directors attended in person, $1,500 for participation in each meeting of the directors conducted by telephonic conference, $1,500 for each committee meeting attended ($500 for each committee meeting if attended on the same day as a Board meeting) and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. The independent directors do not receive any additional compensation from the Fund or companies in which the Fund invests ("Portfolio Companies") for any additional services rendered. Officers and directors of the Fund who are affiliated with the Management Company may serve as directors of Portfolio Companies and in such capacities may receive and retain directors' fees and other compensation directly from the Portfolio Companies. The Fund does not pay any cash compensation directly to its officers. Such officers are employed by and receive a salary from the Management Company. The Fund established a stock incentive plan in 1997 to provide incentive compensation to its directors, officers, and employees.

      The directors who were not officers of the Fund were paid an aggregate of $267,250 and $234,500 as compensation for the years ended December 31, 1999 and 1998, respectively.

      Under the 1997 Stock Incentive Plan (the "Plan"), each non-officer director was automatically granted an incentive option to purchase 5,000 shares of EQS Common Stock on November 4, 1997. In addition each individual elected as a non-officer director is, on the first business day following the annual stockholders meeting, granted an incentive stock option to purchase 2,000 shares of EQS Common Stock at the closing sales price for shares of EQS Common Stock on that date. The Fund currently has no bonus, profit-sharing, pension or retirement plan. Any new director will automatically be granted an option to purchase 5,000 shares of EQS Common Stock on the first business day following such director's first board meeting.

      Under the Plan the Fund may grant stock options to eligible directors and officers for up to the number of shares of EQS Common Stock equal to 20% of the outstanding shares. At December 31, 1999, the Fund had outstanding stock options covering an aggregate of 294,773 shares, and additional stock options to purchase up to 330,707 shares were available for issuance under the Plan. The Compensation Committee is responsible for granting awards of stock options under the Plan.

CASH COMPENSATION

      The following table sets forth all cash compensation paid to the directors during or with respect to 1999, for services rendered in all capacities to the Fund.

                                             PENSION OR          LONG-TERM
                                             RETIREMENT     COMPENSATION AWARDS
                             AGGREGATE    BENEFITS ACCRUED --------------------
                            COMPENSATION     AS PART OF    NUMBER OF SECURITIES
      NAME OF DIRECTOR      FROM THE FUND   FUND EXPENSES   UNDERLYING OPTIONS
      --------------------- ------------- ---------------- --------------------
      Sam P. Douglass*.....   $  -   (1)      $  -                  -
      Gregory J. Flanagan..    44,000            -                 2,000
      Robert L. Knauss.....    42,500            -                 2,000
      Nolan Lehmann*.......     -    (1)         -                  -
      Gary R. Petersen.....    45,500            -                 2,000
      John W. Storms.......    47,000            -                 2,000
      Francis D. Tuggle....    43,500            -                 2,000
      Edward E. Williams*..    44,750            -                 2,000
----------------
*     Designates an "Interested Person."
(1) Mr. Douglass and Mr. Lehmann do not receive a salary or Board of Director fees from the Fund.

OPTIONS GRANTED DURING 1999

      The following table contains information concerning the grant of stock options under the Fund's incentive stock plan to directors and executive officers during 1999.




                                % OF
                                TOTAL
                               OPTIONS
                               GRANTED
                                  TO                         POTENTIAL REALIZABLE
                               DIRECTORS                    VALUE AT ASSUMED ANNUAL
                   NUMBER OF      AND                           RATES OF STOCK
                   SECURITIES  OFFICERS                       PRICE APPRECIATION
                   UNDERLYING  IN FISCAL EXERCISE             FOR OPTION TERM(1)
                    OPTIONS      YEAR      PRICE   EXPIRATION ------------------
      NAME          GRANTED(#)   1999      ($/SH)     DATE      5%($)    10%($)
      ----          ---------   -------   -------  ----------  -------  -------
Sam P. Douglass ...     --        --      $   --         --    $  --    $  --

Gregory J.Flanagan     2,000      16.7%    15.5625   05/07/09   48,285   73,391

Robert L. Knauss ..    2,000      16.7%    15.5625   05/07/09   48,285   73,391

Nolan Lehmann .....     --        --          --         --       --       --

Gary R. Petersen ..    2,000      16.7%    15.5625   05/07/09   48,285   73,391

John W. Storms ....    2,000      16.7%    15.5625   05/07/09   48,285   73,391

Francis D. Tuggle .    2,000      16.7%    15.5625   05/07/09   48,285   73,391

Edward E. Williams     2,000      16.7%    15.5625   05/07/09   48,285   73,391

------
(1) The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the rules adopted by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Fund's stock price. The potential realizable values are based on an assumption that the stock price of the shares of EQS Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The values do not take into account amounts required to be paid as income taxes or option provisions providing for termination of an option following termination of employment, nontransferability, or vesting over periods of up to four years.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The following table sets forth certain information concerning options exercised in 1999 and the value of unexercised options held by each of the directors of the Fund at December 31, 1999.

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                      OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                                   DECEMBER 31, 1999          DECEMBER 31, 1999(1)
                   SHARED ACQUIRED  VALUE      -------------------------   ---------------------------
                     ON EXERCISE  REALIZED     EXERCISABLE UNEXERCISABLE   EXERCISABLE UNEXERCISABLE
                     -----------  ---------    ----------- -------------   ----------- -------------
Sam P. Douglass(2)      193,753   $(363,267)      16,191      50,224           $--         $--
Gregory J. Flanagan        --          --          6,499       2,501            --          --
Robert L. Knauss ..        --          --          6,499       2,501            --          --
Nolan Lehmann(3) ..     173,000    (324,375)      14,516      45,738            --          --
Gary R. Petersen ..        --          --          6,499       2,501            --          --
John W. Storms ....       1,000         687        5,499       2,501            --          --
Francis D. Tuggle .       1,000         687        5,499       2,501            --          --
Edward E. Williams         --          --          6,499       2,501            --          --

-------------
(1) The value is based on a closing sale price of $10.3125 per share on December 31, 1999.
(2) On September 30, 1999, Mr. Douglass exercised options to purchase 193,753 shares of common stock at $17.00 per share. The exercise price of $3,293,801 was paid in the form of a promissory note from Mr. Douglass to the Fund. The note bears interest at 5.42% per annum, has limited recourse, and is due on or before September 30, 2008. The note when issued was secured by the 193,753 shares, including any proceeds or dividends paid thereon. During 1999, a dividend of $4.25 per share was paid by the Fund. As a result of this dividend, a principal payment of $613,272 was made on the note.
(3) On September 30, 1999, Mr. Lehmann exercised options to purchase 173,000 shares of common stock at $17.00 per share. The exercise price of $2,941,000 was paid in the form of a promissory note from Mr. Lehmann to the Fund. The note bears interest at 5.42% per annum, has limited recourse, and is due on or before September 30, 2008. The note when issued was secured by the 173,000 shares, including any proceeds or dividends paid thereon. During 1999, a dividend of $4.25 per share was paid by the Fund. Mr. Lehmann elected to receive this dividend in the form of additional shares of common stock, and the 68,755 shares received have been pledged as additional security for the note.

EXECUTIVE OFFICERS OF THE FUND

      The executive officers of the Fund are Sam P. Douglass, Chairman of the Board and Chief Executive Officer; Nolan Lehmann, President; Patrick M. Cahill, Vice President and Treasurer; Tracy H. Cohen, Vice President and Secretary; Gary
L. Forbes, Vice President and Randall B. Hale, Vice President. Executive officers receive no cash compensation from the Fund, but participate in the 1997 Stock Incentive Plan. See "Investment Management Agreement" and "Management Company" below. For a description of the business background of each of Messrs. Douglass and Lehmann, see "Nominees for Director" above.

      Patrick M. Cahill, age 40, has been Treasurer of the Fund since March 1996 and a Vice President of the Fund since May 1994. He has been a Vice President of the Management Company since April 1999 and Controller of the Management Company since May 1987. Mr. Cahill is a director of The Drilltec Corporation and Champion Window, Inc. which are privately-owned companies in which the Fund has an investment. From June 1982 to May 1987, he was employed by Ernst & Young. Mr. Cahill is a certified public accountant.

      Tracy H. Cohen, age 33, has been Secretary of the Fund since March 1996 and a Vice President of the Fund since May 1995. She has been Secretary of the Management Company since April 1999. She is also Investor Relations Manager of the Management Company where she has been employed since April 1995. From September 1990 to April 1995, she was employed by Arthur Andersen LLP. Ms. Cohen is a director of Equicom, Inc. and Petrocon Engineering, Inc. which are privately-owned companies in which the Fund has an investment. Ms. Cohen is a certified public accountant.

      Gary L. Forbes, age 56, has been a Vice President of the Fund since December 1991. Mr. Forbes has been a Vice President of the Management Company since November 1991. He is a director of Advanced Technical Products, Inc., Consolidated Graphics, Inc., Drypers Corporation and NCI Building Systems, Inc. In addition, he serves as a director of seven of the privately-owned companies in which the Fund has an investment. Mr. Forbes is a certified public accountant.

      Randall B. Hale, age 37, has been a Vice President of the Fund and the Management Company since November 1992. He has been a director of the Management Company since February 1996. He was Secretary of the Management Company from March 1996 until April 1999. From June 1985 to October 1992, he was employed by Arthur Andersen LLP. Mr. Hale is a director of Container Acquisition, Inc., Equicom, Inc., Spectrum Management, LLC, Strategic Holdings, Inc., SMIP, Inc., Tulsa Industries, Inc. and Turfgrass America, Inc., which are privately-owned companies in which the Fund has an investment. Mr. Hale is a certified public accountant.

CERTAIN TRANSACTIONS

      On September 30, 1999, options to purchase 654,358 shares of common stock of the Fund were exercised by officers of the Fund for $17.00 per share. The exercise price of $11,124,086 was paid in the form of promissory notes from the officers to the Fund. The notes bear interest at 5.42% per annum, have limited recourse, and are due on or before September 30, 2008. The notes were secured by the 654,358 shares, including any proceeds or dividends paid thereon. During 1999, a dividend of $4.25 per share was paid by the Fund. As a result of this dividend, 135,608 additional shares were issued to the officers and pledged to the Fund. In addition, principal payments of $991,161 were made on the notes. As a result of the dividend, the notes are now secured by 789,966 shares of common stock and the outstanding balance of the notes is $10,132,925 at December 31, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, the Fund's directors, executive (and certain other) officers, and any persons holding more than ten percent of EQS Common Stock are required to report their ownership of EQS Common Stock and any changes in that ownership to the Fund and the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established by regulation and the Fund is required to report in this proxy statement any failure to file by these dates in 1999. All of these filings were satisfied by the Fund's directors, officers, and ten percent holders.

      As of March 24, 2000, the Fund believes that all directors, officers and ten percent holders are current in their filings. In making these statements, the Fund has relied on the written representations of its directors, officers and ten percent holders and copies of reports that they have filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDER

      Other than Messrs. Douglass and Lehmann, the Fund does not know of any person who is a beneficial owner of more than 5% of the outstanding shares of EQS Common Stock.

OWNERSHIP OF MANAGEMENT

      The following table sets forth at March 24, 2000, the number and percentage of outstanding shares of EQS Common Stock beneficially held by (i) each director and nominee for director of the Fund, and (ii) all officers and directors as a group. Under the rules of the SEC, a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights, warrants or options. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

                                                            AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP
                                      --------------------------------------------------------------
                                      SOLE VOTING    OPTIONS
                                           AND     EXERCISABLE    OTHER
                                       INVESTMENT     WITHIN    BENEFICIAL                 PERCENT
TITLE OF CLASS       NAME                 POWER       60 DAYS    OWNERSHIP       TOTAL     OF CLASS
--------------       ----                 -----       -------    ----------      -----     --------
Common Stock   Sam P. Douglass(1)         14,179      57,295     540,907(2)     612,381      8.8%
               Gregory J. Flanagan .       5,551       7,165           0         12,716        *
               Robert L. Knauss ....         575       7,165         374(3)       8,114        *
               Nolan Lehmann(4) ....     346,584      51,469      60,254(5)     458,307      6.6%
               Gary R. Petersen ....       4,078       7,165           0         11,243        *
               John W. Storms ......       6,804       6,165           0         12,969        *
               Francis D. Tuggle ...       3,000       6,165           0          9,165        *
               Edward E. Williams ..      33,230       7,165       4,861(6)      45,256        *
               All directors and ...     872,802     240,137     606,396      1,719,335     24.8%
                 officers as a group
                 (twelve  persons)

 *   Indicates less than one percent.
(1)  Mr. Douglass' address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(2) Includes (a) 22,266 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass' wife, (b) 332,008 shares held by trusts for the benefit of members of Mr. Douglass' family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mrs. Douglass is the beneficiary and
     (c) 186,633 shares held by Equus Corporation International of which Mr. Douglass is the Chairman of the Board and Chief Executive Officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(3) Includes 374 shares held by the Robert L. Knauss Defined Plan (the "Knauss Plan") of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.
(4)  Mr. Lehmann's address is 2929 Allen Parkway, Suite 2500, Houston, Texas
     77019.
(5) Includes (a) 4,918 shares held by Jeanne Lehmann, Mr. Lehmann's spouse, (b) 23,812 shares held by the 1983 Lehmann Children's Trust, of which Mr. Lehmann's sister is the trustee, and (c) 31,524 shares held by Lehmann

     Investments, L.P., of which Mr. Lehmann is the general partner. Mr. Lehmann disclaims beneficial ownership of all shares not owned directly by him.
(6) Includes 4,861 shares held by First Texas Venture Capital, a limited liability company, of which Dr. Williams is the Managing Partner. Dr. Williams disclaims beneficial ownership of all shares not owned directly by him.

INVESTMENT MANAGEMENT AGREEMENT

      The investments and business of the Fund are managed by the Management Company, pursuant to a Management Agreement (the "Management Agreement") initially approved by the stockholders of the Fund at a special meeting held on April 9, 1997.

      The Management Agreement provides that the Management Company shall provide, or arrange for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include, without limitation, providing the Fund with office space, equipment, facilities and supplies and clerical services; keeping and maintaining the books and records of the Fund, and handling communications and correspondence with stockholders; preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund to identify, evaluate, structure, monitor and dispose of the Fund's investments. In return for its services and the expenses, which the Management Company assumes under the Management Agreement, the Fund pays the Management Company, on a quarterly basis, a management fee equal to 0.5% of the net assets of the Fund on the last day of each calendar quarter (2% per annum). The management fee is payable quarterly in arrears. The Management Company's management fee from the Fund was $2,179,413 for the year ended December 31, 1999. The total net assets of the Fund as of December 31, 1999, were approximately $101.4 million.

      Under the Management Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including, but not limited to, all expenses with respect to investments or the acquisition or disposition thereof, expenses of registering the shares under federal and state securities laws, costs of printing proxies and other expenses related to meetings of stockholders, litigation expenses, costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments, fees of transfer agents and custodians, legal fees, fees of independent public accountants, expenses of printing and distributing reports to stockholders, securities holders and regulatory bodies, federal, state and local taxes, and other costs and expenses directly allocable and identifiable to the Fund or its business or investments.

      The Management Company also receives compensation for providing certain investor communication services of which $50,000 is included in the Statements of Operations for the year ended December 31, 1999.

      Certain officers and directors of the Fund serve as directors of Portfolio Companies. In consideration for such service, such officers or directors may receive and retain fees and non-employee director stock options from such Portfolio Companies. During 1999, the officers and directors of the Fund received $387,386 of director fees from Portfolio Companies.

      The Management Agreement initially covered the period through June 30, 1999, and will continue in effect from year-to-year thereafter provided such continuance is approved at least annually by (i) a vote of a majority of the outstanding shares of the Fund or (ii) a majority of the directors who are not "interested persons" of the Fund, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board of Directors of the Fund or the holders of a majority of the Fund's shares on 60 days written notice to the Management Company, and would automatically terminate in the event of its "assignment" (as defined in the Investment Company Act).

                               MANAGEMENT COMPANY

      The Management Company was organized as a Delaware corporation on September 27, 1983, and maintains its offices at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019. The Management Company's sole activity is to perform management, administrative and investment advisory services for the Fund, Equus Capital Partners, L.P. and Equus Equity Appreciation Fund, L.P. The Management Company is a registered investment adviser under the Investment Advisers Act of 1940.

      The officers and directors of the Management Company are Sam P. Douglass, Chairman of the Board and Chief Executive Officer; Nolan Lehmann, President and director; Randall B. Hale, Vice President and director; Paula T. Douglass, director; S. Preston Douglass, Jr., director; Patrick M. Cahill, Vice President; Gary L. Forbes, Vice President and Tracy H. Cohen, Secretary. For a description of the business background of each of Messrs. Sam P. Douglass, Lehmann, Hale, Cahill, Forbes and Ms. Cohen see "Nominees for Director" and "Executive Officers of the Fund" above. A description of the business background of Paula T. Douglass and S. Preston Douglass, Jr., is set forth below. The business address of the Management Company's officers and directors is 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, except for S. Preston Douglass, Jr. whose address is 2626 South Padre Island Drive, Corpus Christi, Texas 78413.

      Paula T. Douglass, age 48, has been a director of ECI since December 1978 and the Management Company since July 1993. Since February 1998, Ms. Douglass has been Chairman and Chief Executive Officer of Cinema Film Systems, Inc. From September 1989 to September 1990, she was employed as an attorney by Fulbright & Jaworski, LLP. She served as Chairman of Iwerks Entertainment, Inc. from January 1995 to March 1997. Mrs. Douglass is a licensed attorney.

      S. Preston Douglass, Jr., age 38, has been a director of the Management Company since July 1993. He has been Chairman, CEO and President of Corpus Christi Harley Davidson since March 2000. He was a partner in the law firm of Wallace, Machann, Jackson, Williams & Douglass in Kerrville, Texas from January 1989 until March 2000. Mr. Douglass was a prosecutor in the 216th Judicial District in Kerrville, Texas from December 1987 to December 1988. He is a licensed attorney and former President of the Kerr County Bar Association.

      There is no family relationship between any independent director of the Fund and any director or officer of the Management Company. Paula T. Douglass is the wife of Sam P. Douglass and S. Preston Douglass, Jr. is the son of Sam P. Douglass.

      As a result of its stock ownership in the Management Company, ECI has 80% voting control of the Management Company.

            PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT
                              AUDITORS FOR THE FUND

      The Board, including a majority of the Fund's disinterested directors, has selected the accounting firm of Arthur Andersen LLP to audit the Fund's financial statements for, and otherwise act as the Fund's independent accountants with respect to the fiscal year ending December 31, 2000. The Fund's engagement of Arthur Andersen LLP is conditioned on the Fund's right (exercised by a vote of a majority of its outstanding securities at any meeting called for such purpose) to terminate at any time, with or without cause and without penalty, such employment. In accordance with the Board's resolution, the selection of Arthur Andersen LLP for the current fiscal year is submitted to stockholders for ratification. The Fund knows of no direct or indirect financial interest of Arthur Andersen LLP in the Fund.

      Arthur Andersen LLP has served as the independent accountants for the Fund since its organization in 1991. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of the stockholders.

      The proposal to ratify the appointment of Arthur Andersen LLP as the Fund's independent auditors requires the affirmative vote of a majority of the outstanding shares of EQS Common Stock represented and entitled to vote at the Annual Meeting.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE FUND.

                                  OTHER MATTERS

      The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to come before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matters.

      In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting of Stockholders and Proxy Statement are not received by the time scheduled for the Annual Meeting, the individuals named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at an Annual Meeting.

                                  ANNUAL REPORT

      The financial statements of the Fund are contained in the 1999 Annual Report to Stockholders, which has been provided to the stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of the Fund's Annual Report to Stockholders is available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P. O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      Under the regulations of the SEC, a record or beneficial owner of shares of EQS Common Stock may submit proposals on proper subjects for action at the 2001 Annual Meeting of Stockholders of the Fund. All such proposals must be mailed to the Fund, c/o Equus Capital Management Corporation, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, attention: Nolan Lehmann, and must be received at that address no later that December 1, 2000, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to the 2001 Annual Meeting. Submission of a stockholder proposal does not guarantee inclusion in the Fund's proxy statement or form of proxy because certain SEC rules must be met.

      Under the Fund's Bylaws, if a stockholder entitled to vote for the election of directors at a meeting wishes to make a director nomination at an annual meeting, written notice of such stockholder's intent to make such nomination must be given, either by personal delivery or by U.S. mail, postage prepaid, to Tracy H. Cohen, Secretary, Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019, not less than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made. Each notice must set forth certain information specified in the Bylaws. The chairman of the meeting will determine if a nomination complies with the foregoing requirements and may disregard the nomination of any person not made in compliance with the foregoing procedure.

      The Bylaws also provide that no business may be brought before an annual meeting unless it has been properly brought before the meeting. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the preceding paragraph of the stockholder's intention to present a proposal (containing certain information specified in the Bylaws) within the time limits described above for delivering of notice of a nomination for the election of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures in SEC Rule 14a-8. The chairman of the meeting will determine if a proposal is properly before the meeting and if it is determined that a proposal is not properly before the meeting, no action shall be taken on such proposal.

      The proxy solicited by the Board of Directors for the 2001 Annual Meeting of Stockholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than February 15, 2001.

      A copy of the full text of the Bylaws provisions discussed above may be obtained by writing to the Corporate Secretary, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019.

|------------------------------------------------------------------------------|
|                                                                              |
|                                                                              |
|                                                                              |
|                              EQUUS II INCORPORATED                           |
|              2929 ALLEN PARKWAY, SUITE 2500, HOUSTON, TEXAS 77019            |
|                                                                              |
| THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EQUUS II INCORPORATED | | ("THE FUND") FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 9, 2000 |
|                                                                              |
|       The undersigned hereby constitutes and appoints Sam P. Douglass or     |
| Nolan Lehmann, with full power of substitution and revocation to each, the   |
| true and lawful attorneys and proxies of the undersigned at the Annual       |
| Meeting of Stockholders of EQUUS II INCORPORATED, to be held on May 9, 2000, | | at 9:30 a.m., local time, at Meeting Room No. 1, Ground level, Wortham | | Tower, 2727 Allen Parkway, Houston, Texas 77019, or any adjournments thereof | | (the "Annual Meeting"), and to vote all shares of Common Stock, $.001 par | | value per share, of the Fund (the "Shares") standing in the name of the | | undersigned on the books of the Fund on March 24, 2000, the record date for |
| the Annual Meeting, with all powers the undersigned would possess if         |
| personally present at the Annual Meeting.                                    |
|                                                                              |
|       The undersigned hereby acknowledges previous receipt of the Notice of  |
| Annual Meeting of Stockholders and the Proxy Statement and hereby revokes    |
| any proxy or proxies heretofore given by the undersigned.                    |
|                                                                              |
|                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)               |
|                                                                              |
|                                                                              |
|                                                                              |
|------------------------------------------------------------------------------|

                        PLEASE, DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                             EQUUIS II INCORPORATED


                                   MAY 9, 2000



                                   Please Detach and Mail in the Envelope Provided
|----------------------------------------------------------------------------------------------------------------------------------|
|                                                                                                                                  |
|A [X] Please mark your                                                                                                   |        |
|      votes as in this                                                                                                   |        |
|      example.                                                                                                           |-----   |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|The Board of Directors recommends a vote FOR the election of the nominees and FOR proposal 2.                                     |
|                                                                                                                                  |
|                                                                                                                                  |
|                FOR   WITHHELD                                                                               FOR  AGAINST ABSTAIN |
|1. Election of  [ ]     [ ]   NOMINEES: Sam P. Douglass        2. Ratification of the appointment of Arthur  [ ]    [ ]      [ ]  |
|   Directors.                           Gregory J. Flanagan       Andersen LLP as the independent auditors                        |
|   The eight nominees                   Robert L. Knauss          for the Fund for the fiscal year ending                         |
|   for a one-year term                  Nolan Lehmann             December 31, 2000                                               |
|   or until their                       Gary R. Petersen                                                                          |
|   successors are elected               John W. Storms         3. In their discretion, on such other busines as may properly come |
|   and shall qualify                    Dr. Francis D. Tuggle     before the Annual Meeting or any adjournment or postponement    |
|   are listed at right:                 Dr. Edward E. Williams    thereof                                                         |
|                                                                                                                                  |
|For all nominees except as noted:                                                                                                 |
|                                                                                                                                  |
|                                                                                                                                  |
|________________________________                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|                                                                                                                                  |
|Signature:______________________________  Signature if held jointly ___________________________________  Date ___________________ |
|NOTE: Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as      |
|      attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in   |
|      full corporate name by authorized officer.  If a partnership, please sign in partneship name by authorized person.          |
|                                                                                                                                  |
|----------------------------------------------------------------------------------------------------------------------------------|